UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2020

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 Hillcrest Avenue
Dallas, Texas	75205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HTH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On June 30, 2020, Hilltop Holdings Inc. (“Hilltop Holdings”) entered into an amendment (the “Amendment”) to the previously disclosed stock purchase agreement (as amended, the “Purchase Agreement”), dated January 30, 2020, by and among Hilltop Holdings, ARC Insurance Holdings, Inc., a Delaware corporation and a direct wholly owned subsidiary of Hilltop Holdings (“ARC” and, together with Hilltop Holdings, “Hilltop”), Align NL Holdings, LLC, a Delaware limited liability company (“Buyer”), and, for limited purposes set forth therein, Align Financial Holdings, LLC, a Delaware limited liability company and the parent entity of Buyer (together with Buyer, “Align”) and MGI Holdings, Inc., a Delaware corporation (“MGI”). Pursuant to the Amendment, the purchase price payable by Align to Hilltop in connection with the Sale (as defined below) was reduced from $150,000,000 to $143,600,000, subject to adjustment as set forth in the Purchase Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment attached hereto as Exhibit 2.2, which is incorporated herein by reference.

Section 2 – Financial Information

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On June 30, 2020, Hilltop completed the previously announced sale of 100% of the outstanding capital stock of National Lloyds Corporation, a Delaware corporation and a direct wholly owned subsidiary of ARC (“NLC”) in an all-cash transaction (the “Sale”), pursuant to the Purchase Agreement. Concurrent with the closing of the Sale, Buyer sold two subsidiaries of NLC, National Lloyds Insurance Company and American Summit Insurance Company, to ReAlign Insurance Holdings, LLC, a Delaware limited liability company (“ReAlign”), in an all-cash transaction pursuant to a separate definitive stock purchase agreement. ReAlign is a holding company formed by ReAlign Capital Strategies, LLC and MGI.

The information set forth in Item 1.01 above is incorporated into this Item 2.01 by reference.

The foregoing description of the Sale does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to Hilltop Holdings’ Current Report on Form 8-K filed with the Securities and Exchange Commission on February 3, 2020, and the full text of which is incorporated herein by reference.

Section 8 – Other Events

Item 8.01	Other Events.

On July 1, 2020, Hilltop Holdings issued a press release announcing the completion of the Sale. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.	Not applicable.

(b)	Pro forma financial information.	Not applicable.

(c)	Shell company transactions.	Not applicable.

(d)	Exhibits.

The following exhibit(s) are filed or furnished, depending on the relative item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K and Instruction B.2 to this form.

Exhibit Number	Description of Exhibit
2.2	First Amendment, dated June 30, 2020, to Stock Purchase Agreement by and among Hilltop Holdings Inc., ARC Insurance Holdings, Inc., Align NL Holdings, LLC and, for limited purposes set forth therein, Align Financial Holdings, LLC and MGI Holdings, Inc., dated January 30, 2020 (filed pursuant to Item 1.01)

99.1	Press Release dated July 1, 2020 (filed pursuant to Item 8.01)

104	Cover Page Interactive File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hilltop Holdings Inc.,
a Maryland corporation

Date: July 1, 2020	By:	/s/ COREY PRESTIDGE
	Name:	Corey G. Prestidge
	Title:	Executive Vice President,
General Counsel & Secretary